Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 13, 2019

Important Notice Regarding Changes in Fund Name, Investment Objective, Fees and Investment Strategy for Invesco World Bond Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco World Bond Fund. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.

On December 10, 2019, the Board of Trustees (the “Board”) of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) approved changes to the name, investment objective, management fee and principal investment strategies of Invesco World Bond Fund (the “Fund”) in connection with repositioning the Fund as a factor-based world bond fund, effective on or about February 28, 2020. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will implement a factor-based investment strategy with higher allocations to value bonds, low volatility bonds and high carry bonds, as described below. This supplement describes these changes and the corresponding additional risks, including the risks relating to factor-based investing. Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders. You should read this supplement carefully in connection with the Fund’s current Summary and Statutory Prospectuses and SAI.

Accordingly, effective on or about February 28, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:

1.	The Fund will be renamed “Invesco World Bond Factor Fund.”

2.	The Fund’s investment objective will be changed from “total return, comprised of current income and capital appreciation” to “total return.”

3.

The contractual management fee for the Fund will be lowered to 0.27% of the Fund’s average daily net assets for the first $2 billion in assets and 0.25% of the Fund’s average daily net assets over $2 billion in assets.

4.

The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Fixed income securities that the Fund may invest in include U.S. and foreign government, and corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities. The Fund’s debt investments may include certain restricted securities, including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (such securities being referred to as “Rule 144A Securities”).

The Fund is managed by Invesco Advisers, Inc.’s (Invesco or the Adviser) Fixed Income Factor Team (FIF). In selecting securities for the portfolio, the Fund’s portfolio managers and FIF analysts utilize a factor-based strategy that seeks to outperform the Fund’s market-weighted benchmark index. This strategy involves systematically targeting securities represented in the benchmark index exhibiting quantifiable issuer characteristics (or “factors”) that FIF’s research suggests will have higher returns over market cycles. Securities no longer exhibiting these factors will typically be sold. FIF’s research is based on the accumulated knowledge of years of academic research which FIF uses to select securities that historically have tended to outperform in their respective universe. In practice, this means the Fund may have higher allocations than its benchmark index to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors or modify the factors used to build the Fund’s portfolio as the research evolves. Although the portfolio managers implement a factor-based investment strategy, they retain discretion to position the Fund appropriately in terms of risk exposures and position sizes. Accordingly, the portfolio managers will seek to minimize some of the residual risks associated with the higher allocations to the types of bonds mentioned above (such as duration and sector concentration) including through the use of derivatives, as described below.

The Fund will invest in securities of U.S. and foreign issuers, including securities of issuers located in developing and emerging markets countries; i.e., those that are in the early stages of their industrial cycles. Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three countries, including the United States; but the Fund is permitted to invest substantially all of its assets in securities of foreign issuers, including securities of issuers located in emerging markets countries.

Below-investment grade securities are those rated below “BBB-” or below “Baa3” by S&P Global Ratings (S&P) or Moody’s Investors Service (Moody’s), respectively, or that have comparable ratings from other nationally recognized statistical rating organizations (NRSROs). The Fund may also invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of NRSROs. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by an NRSRO.

The Fund may purchase mortgage-backed and asset-backed securities. Additionally, the Fund may hold certain collateralized debt obligations (CDOs), including collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs), of any rating. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.

The Fund may invest in various derivative instruments for purposes of pursuing its investment goals, for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class or hedging its exposure to particular investments or non-U.S. currencies. Such derivatives may include, among others, credit-related derivatives, such as credit default swaps, credit default index swaps, total return swaps and credit default swap options; interest rate-related derivatives, such as interest rate swaps and futures, options on bond or interest rate futures and swaptions (options on swaps); currency-related derivatives, such as currency futures, options and forward foreign currency contracts; and treasury futures. The Fund’s investments in derivatives may create leveraged exposure to certain fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested.

The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to gain or mitigate the risk of foreign currency exposure.

The Fund may invest in securities of any maturity or duration. The average maturity of securities in the Fund’s portfolio will fluctuate based on the factors used.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.”

5.

The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to remove “Sector Focus Risk” and “Non-Diversification Risk” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:

Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

Factor-Based Investing Risk. Although the Adviser uses a proprietary factor-based investment strategy designed to target securities exhibiting certain factor characteristics, there is no guarantee the factor-based investment strategy will produce the desired outcomes. To the extent the factor-based investment strategy or the information and data included therein are incorrect or incomplete, the decisions made by the Adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments. In addition, there may be periods when a particular factor is out of favor and therefore, during such periods, the Fund may incur losses.

High Carry Factor. Securities exhibiting a high carry factor are subject to the risk that changes in interest rates, exchange rates or their term will affect their value.

Low Volatility Factor. Low volatility securities are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility securities may not produce investment exposure that has lower variability to changes in such securities’ price levels. Low volatility securities may also underperform the broader market during periods of rapidly rising security prices.

Value Factor. Value securities are subject to the risk that valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market.

6.	The Fund will change its classification from “non-diversified” to “diversified,” and any references to the Fund being non-diversified will be removed.

7.	The portfolio managers for the Fund will be Noelle Corum, James Ong, Jay Raol and Sash Sarangi.

8.

The Fund’s expense limitation agreement will be amended to reflect a reduction to the Fund’s existing expense limits. Under the amended expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets through February 28, 2021.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.